UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

SPIRIT AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35186	38-1747023
(Commission File Number)	(IRS Employer Identification Number)

2800 Executive Way

Miramar, Florida 33025

(Address of principal executive offices, including Zip Code)

(954) 447-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Memorandum of Understanding with Airbus

On November 15, 2011, Spirit Airlines, Inc. (the “Company”) jointly announced with Airbus that it had entered into a Memorandum of Understanding (“MOU”) for a significant addition to the Company’s existing aircraft purchase order with Airbus. The MOU, which is non-binding, contemplates an order of 75 A320 family aircraft, consisting of 30 of the existing aircraft model and 45 A320 NEO (New Engine Option) aircraft. These aircraft are in addition to the 33 aircraft not yet delivered under the Company’s existing order and would be scheduled for delivery from 2016 through 2021. The new aircraft would provide for growth capacity as well as capacity to replace the 28 aircraft in the Company’s present fleet with lease expirations between 2017 and 2020. The order outlined in the MOU is subject to a number of conditions, including the negotiation of definitive documentation and corporate approvals by both the Company and Airbus.

A copy of the press release regarding this announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the future order of aircraft as outlined above under the MOU. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of its business. The words “contemplates,” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “predict,” “potential” and similar expressions, as they relate to the company, its business and its management, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements, including the ability of the Company and Airbus to successfully negotiate definitive documentation as contemplated by the MOU and obtain the necessary corporate approvals with respect to such documentation, as well as the “Risk Factors” included in the Company’s most recent Quarterly Report on Form 10-Q. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date of this report. You should not put undue reliance on any forward-looking statements. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable law.

1

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release announcing Airbus MOU.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2011	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing Airbus MOU.